UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K/A
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2016
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On September 23, 2016, Marriott International, Inc., a Delaware corporation (“Marriott”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisition (the “Acquisition”) of Starwood Hotels & Resorts Worldwide, LLC (formerly known as Starwood Hotels & Resorts Worldwide, Inc.) (“Starwood”).
This Form 8-K/A amends the Initial 8-K to provide financial statements and pro forma financial information for the Acquisition that are described in parts (a) and (b) of Item 9.01 below. Except as otherwise provided in this Form 8-K/A, the Initial 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired
The audited consolidated financial statements of Starwood as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015, which reclassify Starwood’s former vacation ownership business to discontinued operations for all periods presented, are attached as Exhibit 99.1 to this Form 8-K/A and incorporated in this report by reference.

The unaudited consolidated financial statements of Starwood as of June 30, 2016 and for the three and six months ended June 30, 2016 and 2015 are incorporated by reference as Exhibit 99.2 to this Form 8-K/A.

(b)    Pro Forma Financial Information

The following unaudited pro forma financial information related to the Acquisition is attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference:

(i)    Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2016.

(d)    The following exhibits are filed as a part of this Form 8-K/A.

Exhibit No.	Description

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

Exhibit 99.1	Audited Consolidated Financial Statements of Starwood as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015

Exhibit 99.2
Unaudited Consolidated Financial Statements of Starwood as of June 30, 2016 and for the Three and Six Months Ended June 30, 2016 and 2015 (incorporated by reference from Part 1, Item 1 of the Quarterly Report on Form 10-Q of Starwood (File No. 001-7959), filed on July 29, 2016)

Exhibit 99.3	Unaudited Pro-Forma Financial Information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: November 17, 2016	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

Exhibit 99.1	Audited Consolidated Financial Statements of Starwood as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015

Exhibit 99.2
Unaudited Consolidated Financial Statements of Starwood as of June 30, 2016 and for the Three and Six Months Ended June 30, 2016 and 2015 (incorporated by reference from Part 1, Item 1 of the Quarterly Report on Form 10-Q of Starwood (File No. 001-7959), filed on July 29, 2016)

Exhibit 99.3	Unaudited Pro-Forma Financial Information

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